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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): June 4, 2003

                               ATA Holdings Corp.
             (Exact name of registrant as specified in its charter)

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       Indiana                           000-21642             35-1617970
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
   of incorporation)                                      Identification Number)


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                           7337 West Washington Street
                              Indianapolis, Indiana
                                      46231
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (317) 247-4000

                                       N/A
          (Former name or former address, if changes since last report)

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


ITEM 5. OTHER EVENTS

     Attached hereto, and incorporated  herein by reference in its entirety,  as
Exhibit 99.1 is a copy of a press release announcing the May traffic results.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

     99.1 Press Release dated June 4, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ATA Holdings Corp.

Date: June 6, 2003                         By: /s/ David M. Wing
                                               -----------------

                                           Name: David M. Wing
                                           Title: Executive Vice President & CFO

                                  EXHIBIT INDEX

Exhibit No.                Description of the Exhibit

99.1                       Press Release dated June 4, 2003

                             ATA Reports May Traffic

INDIANAPOLIS, June 4, 2003 - ATA Airlines, Inc., the principal subsidiary of ATA Holdings Corp. (NASDAQ: ATAH), today reported that May scheduled service traffic, measured in revenue passenger miles (RPMs), increased 34.7 percent on
32.6 percent more capacity, measured in available seat miles (ASMs), compared to 2002. ATA's May scheduled service passenger load factor increased 1.2 points to
73.0 percent and passenger enplanements grew by 30.5 percent compared to 2002. ATA enplaned 891,410 scheduled service passengers in May and 4.2 million for the first five months of 2003.


In May, ATA Holdings Corp. received $37.2 million from the Federal Government under the Emergency Wartime Supplemental Appropriations Act of 2003 based on security fees collected from February 1, 2002 through April 16, 2003. ATA currently expects to report a net profit in the second quarter of 2003, even before the effect of this non-recurring payment.


ATA Holdings Corp. common stock trades on the NASDAQ Stock Market under the symbol "ATAH". As of May 31, 2003, ATA has a fleet of 30 Boeing 737-800's, 15 Boeing 757-200's, 10 Boeing 757-300's, and 9 Lockheed L-1011's. Chicago Express Airlines, Inc., the wholly owned commuter airline based at Chicago-Midway Airport, operates 17 SAAB-340B's.


Now celebrating its 30th year of operation, ATA is the nation's 10th largest passenger carrier based on revenue passenger miles. ATA operates significant scheduled service from Chicago-Midway and Indianapolis to over 40 business and vacation destinations. To learn more about the Company, visit the website at www.ata.com.


Caution Concerning Forward-Looking Statements: This communication contains certain "forward-looking statements". These statements are based on ATA Holdings Corp.'s management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. More detailed information about those factors is set forth in filings made by ATA Holdings Corp. with the SEC. Except to the extent required under the federal securities laws, ATA Holdings Corp. is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

May 2003

                                                                  2003                2002                Change
Revenue Passenger Miles (RPMs) (000s)
    System-wide                                                 1,224,066            933,547               31.1%

     Scheduled Service - Jet                                    1,001,452            745,644               34.3%

     Scheduled Service - Commuter                               17,013               10,601                60.5%

  Scheduled Service Total                                       1,018,466            756,245               34.7%

  Charter Service                                               205,600              177,302               16.0%

                                                                  2003                2002                Change
Available Seat Miles (ASMs) (000s)
  System-wide                                                   1,789,850            1,344,368             33.1%

     Scheduled Service - Jet                                    1,370,616            1,037,527             32.1%

     Scheduled Service - Commuter                               25,414               15,592                63.0%

  Scheduled Service Total                                       1,396,031            1,053,119             32.6%

  Charter Service                                               393,819              291,249               35.2%


                                                                        2003               2002         Change
Passenger Load Factor
  Scheduled Service Passenger Load Factor - Jet                         73.1%              71.9%          1.2 pts
  Scheduled Service Passenger Load Factor - Commuter                    66.9%              68.0%         -1.1 pts
  Scheduled Service Passenger Load Factor - Total                       73.0%              71.8%          1.2 pts

                                                                 2003                2002                  Change
Other Statistics
  System-wide Revenue Passengers Enplaned                       961,711              766,452               25.5%

       Scheduled Service - Jet                                  794,706              616,830               28.8%

       Scheduled Service - Commuter                             96,704               65,984                46.6%

       Scheduled Service Total                                  891,410              682,814               30.5%

  System-wide Average Passenger Trip Length                     1,273                1,218                  4.5%

       Scheduled Service - Jet                                  1,260                1,209                  4.2%

       Scheduled Service - Commuter                             176                  161                    9.3%


Note: Numbers may not sum due to rounding
      Subservice operating statistics previously disclosed are now included in charter

Year To Date

                                                                  2003                2002                Change
Revenue Passenger Miles (RPMs) (000s)
  System-wide                                                   5,821,676            4,995,391             16.5%

     Scheduled Service - Jet                                    4,623,378            3,697,066             25.1%

     Scheduled Service - Commuter                               79,640               49,515                60.8%

  Scheduled Service Total                                       4,703,018            3,746,581             25.5%

  Charter Service                                               1,118,658            1,248,810            -10.4%


                                                                  2003                2002                Change
Available Seat Miles (ASMs) (000s)
  System-wide                                                   8,929,799            7,073,597             26.2%

     Scheduled Service - Jet                                    6,450,299            5,071,608             27.2%

     Scheduled Service - Commuter                               128,268              75,164                70.7%

  Scheduled Service Total                                       6,578,567            5,146,772             27.8%

  Charter Service                                               2,351,232            1,926,825             22.0%


                                                                        2003                2002         Change
Passenger Load Factor
  Scheduled Service Passenger Load Factor - Jet                         71.7%               72.9%        -1.2 pts
  Scheduled Service Passenger Load Factor - Commuter                    62.1%               65.9%        -3.8 pts
  Scheduled Service Passenger Load Factor - Total                       71.5%               72.8%        -1.3 pts

                                                                   2003                2002               Change
Other Statistics
  System-wide Revenue Passengers Enplaned                       4,554,414            4,040,030             12.7%

       Scheduled Service - Jet                                  3,696,775            3,073,289             20.3%

       Scheduled Service - Commuter                             453,828              312,304               45.3%

       Scheduled Service Total                                  4,150,603            3,385,593             22.6%

  System-wide Average Passenger Trip Length                     1,278                1,236                  3.4%

       Scheduled Service - Jet                                  1,251                1,203                  4.0%

       Scheduled Service - Commuter                             176                  159                   10.7%


Note: Numbers may not sum due to rounding
      Subservice operating statistics previously disclosed are now included in charter

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